SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 23, 2002

PCSupport.com, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-27693	98-0211769

(Commission File Number)	(IRS Employer Identification No.)
3605 Gilmore Way, 3rd Floor

Burnaby, British Columbia, Canada	V5G 4X5

(Address of principal executive offices)	Zip Code)

Suite 280, 4400 Dominion Street

Burnaby, British Columbia, Canada	V5G 4G3

(Former name or former address)	(Zip Code)
Registrant’s telephone number, including area code:	(604) 419-4490

ITEM 5.    OTHER EVENTS.

On May 23, 2002 PCSupport.com, Inc. (the “Company”) issued a press release announcing an agreement in principle to merge with Voyus Ltd. See the press release attached hereto as Exhibit 99.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

99	Press release issued May 23, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 10, 2002

PCSUPPORT.COM, INC.

By:	/s/ Steven W. Macbeth
Name: Steven W. Macbeth Title: Chief Financial Officer